Exhibit 4.1

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

COMMON STOCK Incorporated under the laws of the State of Delaware	KBR, Inc.	CUSIP 48242W 10 6 SEE REVERSE FOR CERTAIN DEFINITIONS
this certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $0.001 EACH OF
KBR, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

SENIOR VICE PRESIDENT AND SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

		UNIF GIFT MIN ACT –		Custodian
TEN COM	– as tenants in common		(Cust)		(Minor)
TEN ENT	– as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.	è		(SIGNATURE)
X
(SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: